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CLN# 4274533265-141/166                                           Exhibit 10.1.B

                             MODIFICATION AGREEMENT

DATE:             July 28, 2000

PARTIES:          Borrower:         HYPERCOM CORPORATION, a Delaware corporation

                  Bank: BANK ONE, ARIZONA, NA, a national banking association

RECITALS:

     A. Bank has extended to Borrower credit ("LOAN") in the principal amount of $10,000,000 (subsequently increased to $25,000,000) pursuant to the Revolving Credit Agreement, dated January 20, 1998 ("LOAN AGREEMENT"), and evidenced by the Revolving Commitment Note, dated January 20, 1998 ("NOTE"). The unpaid principal of the Loan as of the date hereof is $23,285,000.00.

     B. The Loan and/or guaranty of Loan is unsecured.

     C. Bank and Borrower have executed and delivered previously the following agreements ("MODIFICATIONS") modifying the terms of the Loan, the Note, the Loan Agreement, and/or the Security Documents: (i) Modification Agreement, dated November 11, 1998, (ii) Modification Agreement, dated January 25, 1999, (iii) Modification Agreement, dated February 25, 2000, and (iv) Modification Agreement dated April 26, 2000. (The Note, the Loan Agreement, the Security Documents, any arbitration resolution, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loan, as modified in the Modifications, are sometimes referred to individually and collectively as the "LOAN DOCUMENTS". Hereinafter, "NOTE", "LOAN Agreement", and "SECURITY DOCUMENTS" shall mean such documents as modified in the Modifications.)

     D. Borrower has requested that Bank modify the Loan and the Loan Documents as provided herein. Bank is willing to so modify the Loan and the Loan Documents, subject to the terms and conditions herein.

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank agree as follows:

1.   ACCURACY OF RECITALS.

Borrower acknowledges the accuracy of the Recitals.

2.   MODIFICATION OF LOAN DOCUMENTS.

     2.1 The Loan Documents are modified as follows:

              2.1.1 The RLC Maturity Date shall remain December 31, 2001. On the RLC Maturity Date Borrower shall pay to Bank the unpaid principal, accrued and unpaid interest, and all other amounts payable by Borrower under the Loan Documents as modified herein.

              2.1.2 From and after July 28, 2000, the amount of the Loan and the Note, and the maximum principal amount that may at any time be outstanding thereunder, is hereby increased from $25,000,000 to $35,000,000, subject to the terms and conditions of the Loan Documents applicable to advances.

              2.1.3 From and after October 31, 2000, the amount of the Loan and the Note, and the maximum principal amount that may at any time be outstanding thereunder, is hereby decreased to $25,000,000, subject to the terms and conditions of the Loan Documents applicable to advances. Borrower will make a payment on October 30, 2000 in an amount sufficient to reduce the outstanding balance of the Note to $25,000.000.

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              2.1.4 The definition of "RLC Commitment" in Section 1.1 of the
Loan Agreement is modified to read in its entirety as follows:

                  "RLC Commitment" means Thirty Five Million Dollars ($35,000,000) from July 28, 2000 to October 30, 2000 and Twenty Five Million Dollars ($25,000,000) from after October 31, 2000.

         2.2 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

         2.3 Each reference in the Loan Documents to any of the Loan Documents shall be a reference to such document as modified herein.

3.  RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Borrower in the Loan Documents.

4.  BORROWER REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants to Bank:

         4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Bank in connection with the Loan from the most recent financial statement received by Bank.

         4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

         4.5 The Loan Documents as modified herein are the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

5.  BORROWER COVENANTS.

Borrower covenants with Bank:

         5.1 Borrower shall execute, deliver, and provide to Bank such additional agreements, documents, and instruments as reasonably required by Bank to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and forever releases and discharges Bank and its successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, (i) in respect of the Loan, the Loan Documents, or the actions or omissions of Bank in respect of the Loan or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

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         5.3 Contemporaneously with the execution and delivery of this
Agreement, Borrower has paid to Bank:

              5.3.1 All accrued and unpaid interest under the Note and all amounts, other than interest and principal, due and payable by Borrower under the Loan Documents as of the date hereof.

              5.3.2 All the internal and external costs and expenses incurred by Bank in connection with this Agreement (including, without limitation, inside and outside attorneys, title, filing, and recording costs, expenses, and fees).

              5.3.3  A documentation fee of $300.00.

              5.3.4 An RLC Fee of $7,833.33 for the period from July 28, 2000 through October 30, 2000.

         5.4 Contemporaneously with the execution and delivery of this Agreement, Borrower has caused to be executed and delivered to Bank; (i) the Continuing Guaranty, dated of even date herewith by HYPERCOM (ARIZONA), INC., an Arizona corporation, (ii) the Continuing Guaranty, dated of even date herewith by HYPERCOM LATINO AMERICA, INC., an Arizona corporation, and (iii) the Continuing Guaranty, dated of even date herewith by HYPERCOM MANUFACTURING RESOURCES, INC., an Arizona corporation each for the benefit of Bank.

         5.5 Contemporaneously with the execution and delivery of this Agreement, Borrower has executed and delivered, or caused to be executed and delivered, to Bank, as additional security for the Loan and the Note, the Collateral Pledge Agreement - Bank One Trust Company, NA Account No. 0482001200, the Collateral Pledge Agreement - Lehman Brothers, Inc. Account No. 833-79055-1-0, and the Collateral Pledge Agreement - Brinker Capital Securities, Inc. Account No. WJ77 4392-6415, WJ55 4392-6417, WJ55 4392-6419, WJ37 4392-6421,
WJ24 4392-6423, each dated of even date herewith, (collectively and individually referred to as "COLLATERAL PLEDGE AGREEMENT"), by Borrower for the benefit of Bank. As used in this Agreement, "LOAN DOCUMENTS" shall include the Collateral Pledge Agreement.

6. EXECUTION AND DELIVERY OF AGREEMENT BY BANK.

Bank shall not be bound by this Agreement until (i) Bank has executed and delivered this Agreement, (ii) Borrower has performed all of the obligations of Borrower under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) if required by Bank, Borrower and any guarantor(s) of the Loan have executed and delivered to Bank an arbitration resolution, and (iv) each guarantor of the Loan has executed the Consent of Guarantor(s) below.

7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Bank in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

8.  BINDING EFFECT.

The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Bank and their respective successors and assigns.

9.   CHOICE OF LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

10.  COUNTERPART EXECUTION.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

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DATED as of the date first above stated.


                                  BORROWER:

                                  HYPERCOM CORPORATION,
                                  a Delaware corporation


                                  By
                                    -------------------------------------
                                  Jonathon E. Killmer, Executive Vice President


                                  BANK:

                                  BANK ONE, ARIZONA, NA,
                                  a national banking association


                                  By
                                    -------------------------------------
                                  Scott T. Schaefer, Senior Vice President




                             CONSENT OF GUARANTOR(S)


The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guarantee, dated January 20, 1998 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.

                                  HYPERCOM (ARIZONA), INC.
                                  an Arizona corporation


                                  By
                                    -------------------------------------
                                  Jonathon E. Killmer, Executive Vice President


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                             CONSENT OF GUARANTOR(S)

The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guarantee, dated January 20, 1998 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.

                                  HYPERCOM LATINO AMERICA, INC.
                                  an Arizona corporation


                                  By
                                    -------------------------------------
                                  Jonathon E. Killmer, Executive Vice President



                             CONSENT OF GUARANTOR(S)


The undersigned (i) consent to the modification of the Loan Documents and all other matters in the foregoing Agreement, (ii) reaffirm the Continuing Guarantee, dated January 20, 1998 and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to any of the Loan Documents are modified to refer to those documents as modified by the Agreement, and (v) agree to be bound by the release of Bank set forth in the Agreement.

Dated as of the date of the Agreement.

                                  HYPERCOM MANUFACTURING RESOURCES, INC.
                                  an Arizona corporation


                                  By
                                    -------------------------------------
                                  Jonathon E. Killmer, Executive Vice President



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